                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A
                                AMENDMENT NO. 1

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                 APRIL 25, 1996
                Date of Report (Date of earliest event reported)



                      NETSCAPE COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                     0-26310                     94-3200270
    (State or Other            (Commission File Number)       (IRS Employer
Jurisdiction of Incorporation)                               Identification No.)

                           501 East Middlefield Road
                            Mountain View, CA 94043
          (Address of principal executive offices, including zip code)

                                 (415) 254-1900
              (Registrant's telephone number, including area code)

                                 Not applicable
         (Former name or former address, if changed since last report)



This Amendment No. 1 to the Registrant's Current Report on Form 8-K dated May 7, 1996 (the "Report"), relates to the Registrant's completion of the acquisition of InSoft, Inc., a corporation organized and existing under the laws of the State of Delaware ("InSoft"), by means of a merger (the "Merger") of NSCP Acquisition Corporation, a corporation organized and existing under the laws of the State of California and a wholly owned subsidiary of the Registrant ("Merger Sub"), with and into InSoft, pursuant to the Agreement and Plan of Reorganization, dated as of January 31, 1996 (the "Reorganization Agreement"), among the Registrant, Merger Sub and InSoft. The purpose of this Amendment is to amend Item 7(a) to provide the financial statements of InSoft and Item 7(b) to provide the required pro forma financial information relating to the business combination between the Registrant and InSoft on April 25, 1996 which were impracticable to provide at the time the Registrant filed this Report.

Total Number of Pages:  33
                        --
Exhibit Index on Sequentially Numbered Page: 10
                                             --

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

              See Exhibit 20.1 for InSoft's financial statements.

         (b)  PRO FORMA FINANCIAL INFORMATION
              PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION (UNAUDITED)

The following unaudited pro forma combined condensed consolidated financial statements assume a business combination between Netscape Communications Corporation ("Netscape") and InSoft accounted for on a pooling of interests basis. The pro forma combined condensed consolidated financial statements are based on the historical financial statements and the notes thereto of Netscape included in the quarterly report on Form 10-Q for the quarter ended March 31, 1996, the annual report on Form 10-K for the year ended December 31, 1995, and the historical financial statements and the notes thereto of InSoft included herein. The Netscape historical financial statement data for the three months ended March 31, 1996 and the InSoft historical financial statement data for the three months ended March 31, 1996 have been prepared on the same basis as the audited financial statements of Netscape and, in the opinion of management, contain all adjustments necessary for the fair presentation of the results of operations for such periods.

The pro forma combined condensed consolidated balance sheet combines Netscape's March 31, 1996 condensed consolidated balance sheet with InSoft's March 31, 1996 condensed balance sheet, giving effect to the Merger as if it had occurred on March 31, 1996. The pro forma combined condensed consolidated statements of operations combine Netscape's historical condensed consolidated statements of operations for the period from inception (February 9, 1993) through December 31, 1993 and the years ended December 31, 1994 and 1995 and the unaudited three months ended March 31, 1996 with the corresponding InSoft condensed statements of operations for the years ended December 31, 1993, 1994 and 1995, and the unaudited three months ended March 31, 1996.

The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the Merger had been consummated at the beginning of the periods presented, nor is it necessarily indicative of future operating results or financial position. The unaudited pro forma combined condensed consolidated financial statements do not incorporate any benefits from cost savings or synergies of operations of the combined company.

Netscape and InSoft estimate that they will incur direct transaction costs of approximately $5.0 million associated with the Merger which will be charged to operations during the quarter ending June 30, 1996 and have not been reflected as an adjustment in the pro forma combined condensed consolidated statement of operations. There can be no assurance that Netscape will not incur additional charges in subsequent quarters to reflect costs associated with the Merger or that management will be successful in their efforts to integrate the operations of the two companies.

These pro forma combined condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements and the related notes thereto of Netscape and the financial statements and the notes thereto of InSoft included herein.

            PRO FORMA COMBINED CONDENSED CONSOLIDATED BALANCE SHEET
                         (UNAUDITED AND IN THOUSANDS)

                                                           March 31, 1996
                                          ---------------------------------------------
                                                                                 Pro Forma
                                          Netscape    InSoft    Adjustments      Combined
                                          ---------   ------    -----------      ---------
Assets
Current assets:
   Cash and cash equivalents               $ 56,752   $ 2,384   $       -        $ 59,136
   Short-term investments                    88,824         -           -          88,824
   Accounts receivable, net                  48,183     1,343           -          49,526
   Other current assets                      10,539       616           -          11,155
                                           --------   -------     -------        --------
        Total current assets                204,298     4,343           -         208,641

Property and equipment, net                  32,426       535           -          32,961
Long-term investments                        34,391         -           -          34,391
Other assets                                  2,425         -                       2,425
                                           --------   -------     -------        --------
                                           $273,540   $ 4,878   $       -        $278,418
                                           ========   =======     =======        ========

Liabilities, Mandatorily Redeemable
   Convertible Preferred Stock and
   Stockholders' Equity (Deficit)
Current liabilities:
   Accounts payable and accrued
     liabilities                           $ 37,190   $ 1,588     $ 4,767(2)(3)  $ 43,545
   Deferred revenues                         54,166       179           -          54,345
   Current portion of long-term
     obligations                              1,352         -           -           1,352
                                           --------   -------     -------        --------
        Total current liabilities            92,708     1,767       4,767          99,242

Long-term obligations and
   installment notes payable                  1,031         -           -           1,031

Mandatorily redeemable convertible
    preferred stock                               -     4,662       4,662 (1)           -

Stockholders' equity (deficit):
   Preferred stock, common stock
     and additional paid-in capital         191,322     5,821       4,662 (1)     201,805
   Accumulated deficit                      (11,602)   (7,372)     (4,767)(2)(3)  (23,741)
   Accumulated translation adjustment            81         -           -              81
                                           --------   -------     -------        --------
        Total stockholders' equity
        (deficit)                           179,801    (1,551)       (105)        178,145
                                           --------   -------     -------        --------
                                           $273,540   $ 4,878     $     -        $278,418
                                           ========   =======     =======        ========



                      See accompanying Notes to Pro Forma
             Combined Condensed Consolidated Financial Statements.

       PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
              (UNAUDITED AND IN THOUSANDS EXCEPT PER SHARE DATA)

                                              Inception
                                          (February 9, 1993)
                                            to December 31,                 Year ended
                                                 1993                    December 31, 1993
                                          --------------------------------------------------
                                                                                   Pro Forma
                                          Netscape             InSoft              Combined
                                          --------             -------             ---------
Revenues:
   Product revenues                       $     -              $ 1,006             $  1,006
   Service revenues                             -                  100                  100
                                          -------              -------             ---------
     Total revenues                             -                1,106             $  1,106

Cost of revenues:
   Cost of product revenues                     -                   28                   28
   Cost of service revenues                     -                   43                   43
                                          -------              -------             ---------
     Total cost of revenues                     -                   71                   71
                                          -------              -------             ---------
Gross profit                                    -                1,035                1,035

Operating expenses:
   Research and development                   620                  251                  871
   Sales and marketing                        179                1,319                1,498
   General and administrative                 248                  265                  513
                                          -------              -------             ---------
     Total operating expenses               1,047                1,835                2,882

Operating loss                             (1,047)                (800)              (1,847)

Interest income (expense), net                 53                  (18)                   35
                                          -------              -------             ---------
Net loss                                  $  (994)             $  (818)            $  (1,812)
                                          =======              =======             =========
Net loss applicable to common stock       $  (994)             $  (842)            $  (1,836)
                                          =======              =======             =========
Net loss per common share                 $ (0.02)             $ (0.81)            $   (0.03)
                                          =======              =======             =========
Shares used in computing net loss
 per common share                          60,642                1,036                61,423
                                          =======              =======             =========


                     See accompanying Notes to Pro Forma
             Combined Condensed Consolidated Financial Statements.

       PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
              (UNAUDITED AND IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                          Year Ended December 31, 1994
                                                                        ----------------------------------
                                                                                                 Pro Forma
                                                                        Netscape    InSoft       Combined
                                                                        --------    -------      ---------
Revenues:
 Product revenues                                                      $   1,087   $  2,250     $   3,337
 Service revenues                                                            316        485           801
                                                                        --------    -------      --------
   Total revenues                                                          1,403      2,735         4,138

Cost of revenues:
 Cost of product revenues                                                    162         24           186
 Cost of service revenues                                                    167         80           247
                                                                        --------    -------      --------
   Total cost of revenues                                                    329        104           433
                                                                        --------    -------      --------
Gross profit                                                               1,074      2,631         3,705

Operating expenses:
 Research and development                                                  3,674        472         4,146
 Sales and marketing                                                       4,469      3,281         7,750
 General and administrative                                                2,535        854         3,389
 Property rights agreement and related charges                             2,487          -         2,487
                                                                        --------    -------      --------
   Total operating expenses                                               13,165      4,607        17,772
                                                                        --------    -------      --------
Operating loss                                                           (12,091)    (1,976)      (14,067)

Interest income, net                                                         212         25           237
                                                                        --------    -------      --------
Net loss                                                                $(11,879)   $(1,951)     $(13,830)
                                                                        ========    =======      ========
Net loss applicable to common stock                                     $(11,879)   $(2,056)     $(13,935)
                                                                        ========    =======      ========

Net loss per common share                                               $  (0.18)   $ (1.66)     $  (0.20)
                                                                        ========    =======      ========
Shares used in computing net loss per common share                        67,489      1,236        68,421
                                                                        ========    =======      ========

                     See accompanying Notes to Pro Forma
             Combined Condensed Consolidated Financial Statements.

       PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
              (UNAUDITED AND IN THOUSANDS EXCEPT PER SHARE DATA)

                                                     Year Ended December 31, 1995
                                                   --------------------------------
                                                                          Pro Forma
                                                   Netscape    InSoft     Combined
                                                   ---------   --------   ---------
Revenues:
   Product revenues                                $ 73,236   $  4,253   $ 77,489
   Service revenues                                   7,420        478      7,898
                                                   --------   --------   --------
     Total revenues                                  80,656      4,731     85,387

Cost of revenues:
   Cost of product revenues                           8,653        524      9,177
   Cost of service revenues                           2,420        110      2,530
                                                   --------   --------   --------
     Total cost of revenues                          11,073        634     11,707
                                                   --------   --------   --------
Gross profit                                         69,583      4,097     73,680

Operating expenses:
   Research and development                          24,909      1,932     26,841
   Sales and marketing                               39,476      4,203     43,679
   General and administrative                        10,045      1,291     11,336
   Property rights agreement and related charges        500          -        500
   Merger related costs                               2,033          -      2,033
                                                   --------   --------   --------
     Total operating expenses                        76,963      7,426     84,389
                                                   --------   --------   --------
Operating loss                                       (7,380)    (3,329)   (10,709)

Interest income, net                                  4,437        157      4,594
                                                   --------   --------   --------
Loss before income taxes                             (2,943)    (3,172)    (6,115)

Provision for income taxes                              498          -        498
                                                   --------   --------   --------
Net loss                                           $ (3,441)  $ (3,172)  $ (6,613)
                                                   ========   ========   ========

Net loss applicable to common stock                $ (3,441)  $ (3,351)  $ (6,792)
                                                   ========   ========   ========
Net loss per common share                          $  (0.05)  $  (2.70)  $   0.09
                                                   ========   ========   ========
Shares used in computing net loss
  per common share                                   73,784      1,241     74,719
                                                   ========   ========   ========

                      See accompanying Notes to Pro Forma
             Combined Condensed Consolidated Financial Statements.

       PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
              (UNAUDITED AND IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                               Three Months Ended March 31, 1996
                                                                       -----------------------------------------------
                                                                                                             Pro Forma
                                                                       Netscape    InSoft     Adjustments    Combined
                                                                       ----------  -------    -----------    ---------
Revenues:
 Product revenues                                                      $  48,113   $    938   $         -    $49,051
 Service revenues                                                          6,888        182             -      7,070
                                                                       ---------     ------      ---------    -------
   Total revenues                                                         55,001      1,120             -     56,121

Cost of revenues:
 Cost of product revenues                                                  6,797         14             -      6,811
 Cost of service revenues                                                  1,654         29             -      1,683
                                                                       ---------     ------      ---------    -------
   Total cost of revenues                                                  8,451         43             -      8,494
                                                                       ---------     ------      ---------    -------
Gross profit                                                              46,550      1,077             -     47,627

Operating expenses:
 Research and development                                                 13,245        455             -     13,700
 Sales and marketing                                                      24,666      1,139             -     25,805
 General and administrative                                                4,755        451             -      5,206
                                                                       ---------     ------      ---------    -------
   Total operating expenses                                               42,666      2,045             -     44,711
                                                                       ---------     ------      ---------    -------
Operating income (loss)                                                    3,884       (968)            -      2,916

Interest income, net                                                       2,393         38             -      2,431
                                                                       ---------     ------      ---------    -------
Income (loss) before provision for income taxes                            6,277       (930)            -      5,347

Income tax provision (benefit)                                             1,565          -          (233)(2)  1,332
                                                                       ---------     ------      ---------    -------
Net income (loss)                                                      $   4,712     $ (930)     $     233    $ 4,015
                                                                       =========     ======      =========    =======
Net income (loss) applicable to common stock                           $   4,712     $ (970)     $     233    $ 3,975
                                                                       =========     ======      =========    =======
Net income (loss) per common share                                     $    0.06     $(0.78)                  $  0.05
                                                                       =========     ======                   =======
Shares used in computing net income (loss)
  per common share                                                        85,080      1,248                   87,122
                                                                       =========     ======                   =======


                      See accompanying Notes to Pro Forma
             Combined Condensed Consolidated Financial Statements.

    NOTES TO PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

PERIODS COMBINED

The Netscape unaudited pro forma combined condensed consolidated statements of operations for each of the periods ended December 31, 1993, 1994 and 1995 and the three months ended March 31, 1996 have been combined with the InSoft condensed statements of operations for each of the same periods giving effect to the Merger as if it had occurred at the beginning of the earliest period presented.

The Netscape unaudited pro forma combined condensed consolidated balance sheet as of March 31, 1996 has been combined with the InSoft condensed balance sheet as of the same date giving effect to the Merger as if it had occurred on March 31, 1996.

BASIS OF PRESENTATION

Pro Forma Basis of Presentation
The pro forma combined condensed consolidated financial statements reflected the issuance of 1,956,229 shares of Netscape Common Stock for all of the outstanding shares of InSoft Common Stock in connection with the Merger which resulted in an exchange ratio of .753808871 shares of Netscape Common Stock for each share of InSoft Common Stock.

Pro Forma Adjustments
- - ---------------------
(1) The pro forma combined condensed consolidated financial statements reflected an adjustment for the conversion of InSoft's Mandatorily Redeemable Preferred Stock into Common Stock at a conversion rate of one common share for each preferred share.

(2) The pro forma combined condensed consolidated financial statements reflected a decrease to the income tax provision for the quarter ended March 31, 1996 as a result of utilization of InSoft's net operating losses.

(3) The pro forma combined condensed balance sheet reflected merger transaction costs of approximately $5.0 million associated with the merger as discussed below.

Merger Transaction Costs
- - ------------------------
Netscape and InSoft estimate direct transaction costs of approximately $5.0 million associated with the Merger, consisting of transaction fees for investment bankers, attorneys, accountants and other related charges. The nonrecurring costs are reflected in the pro forma condensed balance sheet as a reduction to retained earnings and an increase in accrued liabilities. The nonrecurring costs will be charged to operations in the fiscal quarter ended June 30, 1996 and have not been reflected in the pro forma combined condensed consolidated statement of operations.

PRO FORMA INCOME (LOSS) PER COMMON SHARE

The pro forma combined income (loss) per share is based on the combined weighted average number of common and dilutive common equivalent shares of Netscape Common Stock and InSoft Common Stock outstanding for each period, using the exchange ratio based on the issuance of 1,956,229 shares of Netscape Common Stock for all of the outstanding shares of InSoft Common Stock and all of the outstanding options to purchase InSoft Common Stock as of April 25, 1996. Pursuant to the Securities and Exchange Commission Staff Accounting Bulletins and Staff Policy, such computations include all common and common equivalent shares issued within 12 months of the Initial Public Offering date as if they were outstanding for all periods presented using the treasury stock method. Common equivalent shares consist of the incremental common shares issuable upon conversion of the convertible preferred stock (using the if-converted method) and shares issuable upon the exercise of stock options (using the treasury stock method).

CONFORMING AND PRO FORMA ADJUSTMENTS

There were no adjustments required to conform the accounting policies of Netscape and InSoft. Certain amounts for InSoft have been reclassified to conform with Netscape's financial statement presentation. There have been no significant intercompany transactions.

(c)   EXHIBITS

      20.1 InSoft, Inc. audited financial statements at December 31, 1993, 1994 and 1995 and the unaudited financial statements at March 31, 1995 and 1996.

      23.1   Consent of Ernst & Young LLP, independent auditors.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NETSCAPE COMMUNICATIONS CORPORATION


Date:  July 3, 1996                     /s/ Peter L.S. Currie
       ------------                     ---------------------
                                        Peter L.S. Currie
                                        Senior Vice President and Chief
                                          Financial Officer

                                        (Principal Financial and Accounting
                                        Officer and Duly Authorized Officer)


                                                                    SEQUENTIALLY
EXHIBIT                                                               NUMBERED
NUMBER                       DESCRIPTION                               PAGE

20.1     InSoft, Inc. audited financial statements at December 31,
         1993, 1994 and 1995 and the unaudited financial statements
         at March 31, 1995 and 1996.                                    12


23.1     Consent of Ernst & Young LLP, independent auditors.            33